                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 26, 2000




                        MURRAY INCOME PROPERTIES I, LTD.
               (Exact Name of Registrant as Specified in Charter)

           TEXAS                       0-14105                75-1946214
           -----                       -------                ----------
(State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
Incorporation or Organization)          Number)         Identification Number)


                5550 LBJ Freeway, Suite 675, Dallas, Texas 75240
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 991-9090



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On September 26, 2000, pursuant to a Purchase and Sale Agreement effective as of July 12, 2000, by and between Murray Income Properties I, Ltd. (the "Partnership") and Central One, Inc. and James H. Kaufman, as tenants in common (the "Purchaser"), as amended, the Partnership sold the Mountain View Plaza Shopping Center property, located in Scottsdale, Arizona, for a sales price of $7,420,000 in cash. This sale of the property was authorized by its limited partners at a special meeting held on March 10, 2000. The Purchaser has no relationship with the Partnership or its general partners and its officers or directors (or their associates). The general partners anticipate that the commissions and expenses of the sale will be approximately $300,000, resulting in a net proceeds to the Partnership of $7,120,000 and a gain of approximately $1,839,000.

         The sales price of $7,420,000 exceeds the December 31, 1998 appraised value of $7,100,000, as disclosed in the proxy statement that was mailed to the limited partners on or about January 14, 2000.

         The Partnership anticipates making a distribution of a portion of the net proceeds received from the sale of the Mountain View Plaza Shopping Center property along with the quarterly distribution from the Partnership's operations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2000
(UNAUDITED)

                                                             Pro Forma
                                                          Adjustment for
                                            Historical     Mountain View
                                            Summary at         Plaza            Pro Forma
                                          June 30, 2000   Shopping Center     June 30, 2000
                                          -------------   ---------------     -------------
Assets

Properties held for sale, net              $ 14,253,343     $ (5,069,762)     $  9,183,581
Cash and cash equivalents                     3,470,725        7,049,469        10,520,194
Accounts receivable, net                        431,485         (129,254)          302,231
Other assets, net                               447,437         (136,230)          311,207
                                           ------------     ------------      ------------
                                           $ 18,602,990     $  1,714,223      $ 20,317,213
                                           ============     ============      ============

Liabilities and Partners' Equity

Account payable                            $     16,248     $    (10,298)     $      5,950
Accrued property taxes                          136,772          (56,315)           80,457
Security deposits                               172,160          (58,047)          114,113
                                           ------------     ------------      ------------
Total liabilities                               325,180         (124,660)          200,520
                                           ------------     ------------      ------------

Minority interest in joint venture            1,383,929                          1,383,929
                                           ------------     ------------      ------------

Total partners' equity                       16,893,881        1,838,883        18,732,764
                                           ------------     ------------      ------------
                                           $ 18,602,990     $  1,714,223      $ 20,317,213
                                           ============     ============      ============

See notes to pro forma financial statements

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

                                              Historical       Pro Forma
                                               Summary       Adjustment for        Pro Forma
                                             For the Six      Mountain View       For the Six
                                             Months Ended        Plaza            Months Ended
                                            June 30, 2000    Shopping Center     June 30, 2000
                                            -------------    ---------------     -------------

Income
   Rental                                    $  1,366,574      $   (542,559)     $    824,015
   Interest                                        93,492              (726)           92,766
   Gain on termination of lease                   898,562           898,562
                                             ------------      ------------      ------------
                                                2,358,628          (543,285)        1,815,343
                                             ------------      ------------      ------------
Expenses:
   Depreciation                                   131,970           (35,570)           96,400
   Property operating                             466,112          (212,657)          253,455
   General and administrative                     182,782           182,782
   Bad debts, net                                  12,514            12,514
                                             ------------      ------------      ------------
                                                  793,378          (248,227)          545,151
                                             ------------      ------------      ------------

   Earnings before minority interest            1,565,250          (295,058)        1,270,192

Minority interest in joint
   venture's earnings                             195,626                             195,626
                                             ------------      ------------      ------------

Net earnings                                 $  1,369,624      $   (295,058)     $  1,074,566
                                             ============      ============      ============

Basic earnings per limited
   Partnership interest                      $      47.55      $     (10.24)     $      37.31
                                             ============      ============      ============


See notes to pro forma financial statements

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1999
(UNAUDITED)

                                                                 Pro Forma
                                             Historical        Adjustment for      Pro Forma
                                             Summary For       Mountain View        For the
                                           the Year Ended          Plaza           Year Ended
                                          December 31, 1999   Shopping Center  December 31, 1999
                                          -----------------   ---------------  -----------------

Income
   Rental                                    $  3,234,459      $   (969,158)     $  2,265,301
   Interest                                        94,529            (1,587)           92,942
                                             ------------      ------------      ------------
                                                3,328,988          (970,745)        2,358,243
                                             ------------      ------------      ------------
Expenses:
   Depreciation                                   828,355          (210,019)          618,336
   Property operating                             884,926          (329,008)          555,918
   General and administrative                     306,565           306,565
   Bad debts, net                                   8,614               185             8,799
                                             ------------      ------------      ------------
                                                2,028,460          (538,842)        1,489,618
                                             ------------      ------------      ------------

   Earnings before minority interest            1,300,528          (431,903)          868,625

Minority interest in joint
   venture's earnings                             137,992                             137,992
                                             ------------      ------------      ------------

Net earnings                                 $  1,162,536      $   (431,903)     $    730,633
                                             ============      ============      ============

Basic earnings per limited
   Partnership interest                      $      40.36      $     (15.00)     $      25.36
                                             ============      ============      ============

See notes to pro forma financial statements

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

           The unaudited pro forma consolidated balance sheet as of June 30, 2000 is based on the unaudited historical consolidated financial statements of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated as of June 30, 2000. The pro forma adjustments include net proceeds of approximately $7,120,000.

           The unaudited pro forma consolidated statement of earnings for the six months ended June 30, 2000 is based on the unaudited historical statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 2000.

           The unaudited pro forma consolidated statement of earnings for the year ended December 31, 1999 is based on the unaudited historical consolidated statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 1999.

           These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Partnership including its Annual Report on Form 10-K for the year ended December 31, 1999 and the unaudited financial statements of the Partnership on Form 10-Q for the six months ended June 30, 2000.

(c)      EXHIBITS.

         10.1 Purchase and Sale Agreement dated effective as of July 12, 2000 by and between the Partnership and Central One, Inc. and James H. Kaufman, as tenants in common.

         10.2 Amendment to Purchase and Sale Agreement dated July 27, 2000 by and between the Partnership and Central One, Inc. and James
                  H. Kaufman, as tenants in common.

         10.3 Second Amendment to Purchase and Sale Agreement dated September 19, 2000 by and between the Partnership and Central One, Inc. and James H. Kaufman, as tenants in common.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MURRAY INCOME PROPERTIES I, LTD.

                                        By:  Murray Realty Investors VIII, Inc.,
                                             a general partner


                                             By: /s/ Mitchell Armstrong
                                                --------------------------------
                                                 Mitchell Armstrong
                                                 President



Date: October 11, 2000

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

10.1              Purchase and Sale Agreement dated effective as of July 12,
                  2000 by and between the Partnership and Central One, Inc. and James H. Kaufman, as tenants in common.

10.2 Amendment to Purchase and Sale Agreement dated July 27, 2000 by and between the Partnership and Central One, Inc. and James
                  H. Kaufman, as tenants in common.

10.3              Second Amendment to Purchase and Sale Agreement dated
                  September 19, 2000 by and between the Partnership and Central
                  One, Inc. and James H. Kaufman, as tenants in common.